UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

KeyCorp
(Exact name of registrant as specified in its charter)

Ohio	001-11302	34-6542451
State or other jurisdiction of incorporation or organization:	Commission File Number	I.R.S. Employer Identification Number:

127 Public Square,	Cleveland,	Ohio	44114-1306
Address of principal executive offices:			Zip Code:

(216) 689-3000
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $1 par value	KEY	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series E)	KEY PrI	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series F)	KEY PrJ	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series G)	KEY PrK	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Reset Perpetual Non-Cumulative Preferred Stock, Series H)	KEY PrL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
At the 2025 Annual Meeting of Shareholders of KeyCorp held on May 15, 2025 (the “Annual Meeting”), shareholders elected all fifteen of the directors nominated by the KeyCorp Board of Directors. Each director received a greater number of votes cast for his or her election than votes against his or her election, as stated below. The shareholders also ratified the appointment of Ernst & Young LLP as KeyCorp’s independent auditors for the 2025 fiscal year and approved on an advisory basis KeyCorp’s executive compensation (as described in KeyCorp’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2025).
The final voting results from the Annual Meeting are as follows, rounded down to the nearest whole share:
Proposal One—Election of Directors

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Jacqueline L. Allard	895,638,168	8,917,901	738,613	84,541,479
Alexander M. Cutler	859,129,403	45,346,738	818,347	84,541,479
H. James Dallas	869,420,625	34,310,304	1,563,559	84,541,479
Elizabeth R. Gile	871,614,629	32,230,450	1,449,611	84,541,479
Ruth Ann M. Gillis	877,845,473	26,721,725	726,890	84,541,479
Christopher M. Gorman	868,560,483	35,807,794	926,212	84,541,479
Robin N. Hayes	896,480,516	7,911,967	902,005	84,541,479
Carlton L. Highsmith	890,869,462	13,439,090	985,936	84,541,479
Richard J. Hipple	868,184,605	36,301,351	808,533	84,541,479
Somesh Khanna	890,793,401	13,530,373	969,662	84,541,479
Devina A. Rankin	900,393,303	4,146,224	754,961	84,541,479
Barbara R. Snyder	864,986,952	38,860,465	1,447,071	84,541,479
Richard J. Tobin	896,331,524	8,111,978	850,987	84,541,479
Todd J. Vasos	874,742,083	29,743,930	808,475	84,541,479
David K. Wilson	894,242,647	10,222,932	828,909	84,541,479
Proposal Two—Ratification of the Appointment of Ernst & Young LLP as KeyCorp’s Independent Auditors for 2025

FOR	AGAINST	ABSTAIN
958,003,101	30,704,300	1,128,768

Proposal Three—Advisory Approval of KeyCorp’s Executive Compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
570,696,333	332,498,701	2,099,656	84,541,479

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYCORP
(Registrant)

Date: May 19, 2025	/s/ Andrea R. McCarthy
Name: Andrea R. McCarthy
Title: Assistant Secretary